UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2017

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-08246	71-0205415
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive

Spring, Texas 77389

(Address of principal executive office) (Zip Code)

(832) 796-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Supplemental Indentures

On November 29, 2017, the Company entered into (i) a first supplemental indenture (the “First Supplemental Indenture”) to the indenture dated as of March 5, 2012 (the “2022 Notes Indenture”), by and between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the Company’s 4.10% Senior Notes due 2022 (the “2022 Notes”) and (ii) a third supplemental indenture (the “Third Supplemental Indenture” and, together with the First Supplemental Indenture, the “Supplemental Indentures”) to the indenture dated as of January 23, 2015, as supplemented by the first supplemental indenture, dated as of January 23, 2015, and the second supplemental indenture, dated as of September 25, 2017 (as so supplemented, the “2025 Notes Indenture” and, together with the 2022 Notes Indenture, the “Indentures”), by and between the Company, as issuer, and U.S. Bank National Association, as trustee, relating to the Company’s 4.95% Senior Notes due 2025 (the “2025 Notes” and, together with the 2022 Notes, the “Notes”).

The Supplemental Indentures were entered into to effectuate certain amendments to the Indentures in connection with the consummation of the Company’s consent solicitations, as further described under Item 7.01 of this Current Report on Form 8-K. The Supplemental Indentures, among other things, amend the limitations on liens covenant in each of the Indentures to be substantially similar to the limitation on liens covenant applicable to the Company’s Senior Notes due 2025, Senior Notes due 2026 and Senior Notes due 2027.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the First Supplemental Indenture and the Third Supplemental Indenture, copies of which are attached to this Current Report on Form 8-K as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On November 29, 2017, the Company announced the final results and expiration of the previously announced solicitation of consents from holders of the Notes to amend the Indentures to, among other things, amend the limitations on liens covenant in the Indentures to be substantially similar to the limitation on liens covenant applicable to the Company’s Senior Notes due 2025, Senior Notes due 2026 and Senior Notes due 2027. The Company received the requisite number of consents to amend the Indentures and entered into the Supplemental Indentures. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

4.1	First Supplemental Indenture, dated as of November 29, 2017, between Southwestern Energy Company and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2	Third Supplemental Indenture, dated as of November 29, 2017, between Southwestern Energy Company and U.S. Bank National Association, as trustee

99.1	Press Release of Southwestern Energy Company, dated November 29, 2017 relating to the results of its consent solicitations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: December 1, 2017	By:	/s/ Jennifer E. Stewart
	Name:	Jennifer E. Stewart
	Title:	Senior Vice President and Chief Financial Officer – Interim